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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                   FORM 8-K/A

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Commission File Number: 000-24779



                            V-TWIN ACQUISITIONS, INC.
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             (Exact name of Registrant as specified in its charter)

          District of Columbia                         52-2110338
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     (State or other jurisdiction of                (I.R.S. Employer
     incorporation or organization)                Identification No.)

          1707 H St. N.W. #200
             Washington, DC                               20006

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 (Address of principal executive offices)              (Zip Code)


(703) 437-9886
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(Issuer's telephone number)

Check whether the Issuer (1) filed all report required to be file by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

(1)    x    YES                 NO
    -------             -------
(2)    x    YES                 NO
    -------             -------


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ITEM 5.  OTHER EVENTS

V-Twin Acquisitions, Inc. has qualified, with certain provisions and on a preliminary basis, for floor plan financing arrangements in excess of $1,500,000 with selected finance companies representing four different manufacturers of motorcycles whose vehicles are for sale in V-Twin's first proposed asset bulk sale purchase, Cycle Sport Unlimited, Inc., of Herndon and Springfield, Virginia.

Floor plan financing allows for a motorcycle dealership to carry numerous motorcycles in their showroom, so that the motorcycles are readily available for sale. Typically, a motorcycle dealership pays interest on unsold motorcycles.

These floor plan lines have additionally been personally guaranteed by the President of the Company, Mr. Schwartzbeck, and by the Secretary of the Company, Mr. Pignatello.

These preliminary approvals from the finance companies should not be construed in any manner as an agreement between the finance companies and V-Twin to provide floor plan financing for V-Twin. Once the execution of an Assumption Agreement between V-Twin, Cycle Sport and the four individual finance companies is completed at the closing of the Bulk Sale Asset Purchase, then the floor plan financing approval is considered effectuated and completed. The finalization of these four Assumption Agreements will result in a forthcoming Form 8-K which will provide as Exhibits the final relevant documents.

V-Twin now awaits the franchise transfer and approval from the four manufacturers prior to finalizing its Bulk Sale Agreement with Cycle Sport Unlimited, Inc.

V-Twin Acquisitions also has available the $400,000 funding amount necessary to effectuate the closing of the Cycle Sport Unlimited asset bulk sale purchase. These funds will be accounted for as loans made to the Company in its financial statements for the quarter ended March 31, 1999. These funds were received from four investors for the specific purpose of closing the Cycle Sport transaction and to provide for additional operating capital. These funds may also be expended to cover letters of credit required by the floor plan financing companies. These funds are available to the Company for only the purposes set forth hereinabove, and the money can be utilized from the First Virginia Bank account only with the proper authorization from a representative of the four investors. There exists no written loan agreement for these funds at this time, nor is any contemplated. Thus, these agreements should not be considered final. Should the Cycle Sport transaction not be effectuated, these funds will be returned in full to the four investors.


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There were no securities issued by the Registrant with regards to the above referenced financing, and no affiliates of the Registrant were part of the investment group contributing the $400,000.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        V-Twin Acquisitions, Inc.

April 5, 1999                           /s/ Ted L. Schwartzbeck
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                                        Ted L. Schwartzbeck
                                        President




                                        /s/ A. Jay Pignatello
                                        ---------------------------------
                                        A. Jay Pignatello
                                        Secretary




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